SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2002

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(310) 725-5000

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.   Other Events

     On July 22, 2002, the Registrant issued a press release announcing its 2002 second quarter and year to date results. The title and paragraphs 1 through 3, 6 through 10, 11 (except for the last sentence), 12 through 13, 14 (except for the last two sentences), 15 through 16, 17 (except for the last sentence) and 19 through 20 of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1	Press Release dated July 22, 2002

Exhibit 99.2	Script of Conference Call Held July 22, 2002

Item 9.   Regulation FD Disclosure

     Paragraphs 4, 5, the last sentence of 11, the last two sentences of 14, the last sentence of 17 and 18 of the press release appearing in Exhibit 99.1 and Exhibit 99.2 are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

	By:	/s/ Karen Abajian Karen Abajian Executive Vice President and Chief Financial Officer

Date: July 23, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 22, 2002

99.2	Script of Conference Call Held July 22, 2002